UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934


         Date of Report (Date of Earliest Event Reported): July 18, 2000


                              FIRST MARINER BANCORP
             (Exact Name of Registrant as Specified in its Charter)
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
Maryland                                    000-21815                      521834860
(State or Other Jurisdiction of     (Commission File Number)           (I.R.S. Employer
Incorporation or Organization)                                          Identification No.)




              1801 South Clinton Street, Baltimore, Maryland 21224 (Address of Principal Executive Offices and Zip Code)

        Registrants telephone number, including area code: (410) 342-2600

          (Former Name or Former Address if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibit is filed herewith:

Exhibit No.

16.      Letter of KPMG LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, First Mariner has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  August 2, 2000                   FIRST MARINER BANCORP


                                        By: /s/ Joseph A. Cicero
                                            ------------------------------------
                                            Joseph A. Cicero, President
                                              and Chief Operating Officer